Exhibit 99.1

             Weststar Financial Services Corporation and Subsidiary
                              Financial Highlights

                                                                            %
                                      6/30/2005           6/30/2004       Change

Assets                              $ 135,671,222      $ 120,450,821      12.64%

Deposits                            $ 116,673,879      $ 103,219,311      13.03%

Loans (Gross)                       $  88,713,000      $  76,954,439      15.28%
Allowance for Loan Losses           $  (1,685,627)     $  (1,424,804)     18.31%
Loans (Net)                         $  87,027,373      $  75,529,635      15.22%

Investments                         $  22,857,961      $  23,124,924      -1.15%

Shareholders' Equity                $  10,054,098      $   9,291,699       8.21%


                                         Three Months Ended                      Six Months Ended
                                                                     %                                       %
                                       6/30/2005     6/30/2004     Change     6/30/2005     6/30/2004     Change

Net interest income                   $1,206,808    $1,079,606     11.78%    $2,401,889    $2,221,283      8.13%
Provision for loan losses                112,650       290,000    -61.16%       353,155       612,800    -42.37%
                                      ------------------------               ------------------------
Net interest income after
 provision for loan losses             1,094,158       789,606     38.57%     2,048,734     1,608,483     27.37%
                                      ------------------------               ------------------------
Other income                             376,647       414,210     -9.07%       713,122       839,907    -15.10%
Other expenses                         1,136,410       975,861     16.45%     2,273,871     1,986,236     14.48%
                                      ------------------------               ------------------------
Income before taxes                      334,395       227,955     46.69%       487,985       462,154      5.59%
                                      ------------------------               ------------------------
Income taxes                             122,880        87,295     40.76%       178,945       169,305      5.69%
                                      ------------------------               ------------------------
Net income                            $  211,515    $  140,660     50.37%    $  309,040    $  292,849      5.53%
                                      ========================               ========================

Earnings per share*:
  Basic                               $     0.15    $     0.10     50.00%    $     0.22    $     0.21      4.76%
                                      ========================               ========================
  Diluted                             $     0.14    $     0.10     40.00%    $     0.21    $     0.20      5.00%
                                      ========================               ========================

Book value per share*                 $     7.18    $     6.64               $     7.18    $     6.64
                                      ========================               ========================

Average shares outstanding*:
  Basic                                1,400,266     1,399,266                1,399,923     1,399,266
  Diluted                              1,490,436     1,471,182                1,492,490     1,471,574

Number of shares outstanding*          1,400,266     1,399,266                1,400,266     1,399,266

Ratios:
  Return on Assets                         0.64%         0.49%                    0.48%         0.53%
  Return on Equity                         8.59%         6.05%                    6.32%         6.29%
  Capital to Assets                        7.42%         8.03%                    7.60%         8.38%
  Loan Loss Allowance to
    Loans Outstanding                      1.90%         1.85%                    1.90%         1.85%


*The share and per share amounts have been adjusted for the effects of the 6 for 5 stock split effected in the form of a 20% stock dividend paid on 1/31/05.


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